UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

South Texas Oil Company
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization) 300 East Sonterra Boulevard Suite 1220 San Antonio, Texas (Address of principal executive offices)	001-33777 Commission File Number	74-2949620 (I.R.S. Employer Identification No.) 78258 (Zip Code)
Registrant’s telephone number, including area code: (210) 545-5994
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

South Texas Oil Company has its securities currently listed on The Nasdaq Global Market.  On September 15, 2009,  the Company received two (2) notices from Nasdaq’s Listing Qualifications Department that (1) the Company is not in compliance with its maintenance of a minimum market value of its publicly held shares of $5 million as required for continued inclusion pursuant to Listing Rule 5450(b)(1)(C), and (2) that the Company is not in compliance with the requirement of Listing Rule 5404 (a)(1) that its listed securities maintain a minimum bid price of $1.00 per share.  If the Company fails to comply with the continued listing requirements for The Nasdaq Global Market, it can apply to transfer its securities to The Nasdaq Capital Market and, as a result of that application, may be eligible for an additional grace period to meet the minimum $1.00 per share bid price listing requirement for The Nasdaq Capital Market.

Maintenance of Minimum Market Value

In accordance with Listing Rule 5810(c)(3)(D), the Company has 90 calendar days, or until December 14, 2009, to regain compliance.  If, at any time before December 14, 2009, the minimum market value of the Company’s common stock is $5 million or greater for a minimum of 10 consecutive trading days, Nasdaq will give written notification to the Company that it complies with the Rule.  Market value for this purpose is based upon the number of publically held shares outstanding, less any shares held directly or indirectly by officers, directors or any person who is the beneficial owner of more than ten (10%) percent of the total outstanding shares of the Company.  If compliance with this Rule cannot be demonstrated by December 14, 2009, Nasdaq will issue a written notification that the Company’s securities will be delisted. At that time, the Company has the right to appeal Nasdaq’s determination to a Listing Qualifications Panel.

Maintenance of Minimum Bid Price

In accordance with Listing Rule 5810(c)(3)(A), the Company has a grace period of 180 calendar days, or until March 15, 2010, in which to regain compliance  If at any time during this grace period the bid price of the Company’s security closes at $1.00 per share or more for a minimum of ten (10) consecutive business days, Nasdaq will give written notification to the Company of its compliance and the matter will be closed.  In the event the Company does not regain compliance with the Rule prior to the expiration of the grace period, it will receive written notification from Nasdaq that its securities are subject to delisting.  At that time, the Company has the right to appeal the determination to a Nasdaq Hearing Panel.

The two notice letters from Nasdaq are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Nasdaq September 15, 2009 Notification Letter (non-compliance re: Minimum Market Value)
99.2	Nasdaq September 15, 2009 Notification Letter (non-compliance re: Minimum Bid)
99.3	Press Release September 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2009

South Texas Oil Company

By: /s/ Michael J. Pawelek
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Michael J. Pawelek, Chief Executive Officer

Exhibit Number	Description
99.1	Nasdaq September 15, 2009 Notification Letter (non-compliance re: Minimum Market Value)
99.2	Nasdaq September 15, 2009 Notification Letter (non-compliance re: Minimum Bid)
99.3	Press Release September 18, 2009